EXECUTION VERSION AMENDMENT NO. 1 AMENDMENT NO. 1, dated as of September 28, 2018 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of May 2, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among FMC Corporation, a Delaware corporation (the “Company”), certain of the Company’s subsidiaries from time to time party thereto as borrowers (together with the Company, the “Borrowers”), Citibank, N.A., as Administrative Agent (as such term is defined in the Credit Agreement), and each lender and issuing bank from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”). WHEREAS, the Company intends to separate and spin-off assets constituting the lithium business of the Company in a series of transactions as described in the definition of Permitted Separation Transactions set forth below; WHEREAS, in connection with the proposed separation of the lithium business, the Company has requested certain modifications to the Credit Agreement as described herein (the “Proposed Amendments”); WHEREAS, Section 9.01 of the Credit Agreement provides that the Company and the Required Lenders may amend the Loan Documents; WHEREAS, the Lenders party hereto have agreed to approve the Proposed Amendments; and WHEREAS, in order to effect the foregoing, the Company and the other parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows: ARTICLE I Amendment SECTION 1.01. Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction specified in Section 1.04 of the Credit Agreement also apply to this Amendment. SECTION 1.02. Amendment of Credit Agreement. Effective as of the Amendment Effective Date (as defined below): (a) Section 1.01 of the Credit Agreement is hereby amended to add the following new defined term in its correct alphabetical order: “Permitted Separation Transactions” means the FMC Lithium Assets Contribution, the Lithium Spinco Contribution, the Lithium IPO and the Livent Revolving Credit Facility and any ancillary or related transactions contemplated thereby. As used herein, the terms (i) “FMC Lithium Assets Contribution” shall mean the direct or indirect transfer (in one or more transactions) by FMC and its subsidiaries to FMC Lithium USA WEIL:\96678340\8\35899.0596

Corp., a Delaware corporation (“Lithium Opco”), of the portions of the FMC Lithium Assets that were not owned by Lithium Opco or any of its subsidiaries prior to such transfer, in exchange for certain equity interest in Lithium Opco, (ii) “FMC Lithium Assets” shall mean certain assets, liabilities and operations of FMC Corporation and certain of its subsidiaries that are used for the manufacturing of lithium for use in lithium products, which are used primarily in energy storage, specialty polymers and chemical synthesis, (iii) “Lithium Spinco Contribution” shall mean the direct or indirect transfer (in one or more transactions) by FMC Corporation of (a) 100% of the equity interest it holds in Lithium Opco, (b) the equity interest it holds in FMC Chemicals Limited (UK), (c) the equity interest it holds in FMC Switzerland IV GmbH, and (d) the equity interest it holds in Lithium Singapore Private Limited, in each case, to Livent Corporation (“Livent”) in exchange for certain equity interest in Livent and cash, if any, (iv) “Lithium IPO” shall mean the initial underwritten public offering of common equity interests in Livent pursuant to an effective registration statement filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended from time to time and (v) “Livent Revolving Credit Facility” shall mean (a) the $400,000,000 senior secured revolving credit facility, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), among Livent, certain of Livent’s subsidiaries from time to time party thereto, Citibank, N.A., as administrative agent, each lender from time to time party thereto and the other parties party thereto, (b) all liens, pledges, guarantees and other obligations provided or incurred in connection therewith and (c) any borrowing or other extensions of credit thereunder, including letters of credit. (b) Article VI of the Credit Agreement is hereby amended to add the following new Section 6.05: “SECTION 6.05. Acknowledgement and Consent to Permitted Separation Transaction. Notwithstanding anything to the contrary in this Article VI, nothing in this Article VI shall prohibit the consummation of any of the Permitted Separation Transactions.” SECTION 1.03. Effectiveness. Section 1.02 of this Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which the following conditions have been satisfied: (a) The Administrative Agent (or its counsel) shall have received from the Company and the Required Lenders either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment. (b) The Administrative Agent shall have received, in immediately available funds, payment or reimbursement of all costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent. The Administrative Agent shall notify the Company and the Lenders of the Amendment Effective Date and such notice shall be conclusive and binding. ARTICLE II Miscellaneous 2 WEIL:\96678340\8\35899.0596

SECTION 2.01. Representations and Warranties. (a) To induce the other parties hereto to enter into this Amendment, the Company represents and warrants to each of the Lenders and the Administrative Agent that, as of the Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by the Company and constitutes, and the Credit Agreement, as amended hereby on the Amendment Effective Date, will constitute, legal, valid and binding obligations of the Borrowers, enforceable against each of the Borrowers in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and by general principles of equity and the implied covenant of good faith and fair dealing. (b) Each of the representations and warranties made by each party to each Loan Document in or pursuant to this Amendment or any other Loan Document, or contained in any certificate or financial statement (other than estimates and projections which are (x) identified as such and (y) contained in any financial statement) furnished at any time under or in connection with this Amendment or any other Loan Document shall be true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date (except to the extent that such representations and warranties relate to a particular date, in which case such representations and warranties shall be true and correct in all material respects on and as of such date), both before and after giving effect to the this Amendment. (c) After giving effect to this Amendment and the transactions contemplated hereby on the relevant date, no Default or Event of Default has occurred and is continuing on the Amendment Effective Date. SECTION 2.02. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Administrative Agent, the Lenders, any other Agent and any of their respective Affiliates under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein. (b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. SECTION 2.03. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The other provisions of Article IX of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein. 3 WEIL:\96678340\8\35899.0596

SECTION 2.04. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. [SIGNATURE PAGES FOLLOW] 4 WEIL:\96678340\8\35899.0596

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written. The U.S. Borrower FMC CORPORATION By: /s/ Brian P. Angeli Name: Brian P. Angeli Title: Vice President, Corporate Strategy and Treasurer The Euro Borrowers FMC FINANCE B.V. By: /s/ Brian J. Blair Name: Brian J. Blair Title: Managing Director FMC CHEMICALS NETHERLANDS B.V. By: /s/ Brian J. Blair Name: Brian J. Blair Title: Managing Director FMC FORET, S.A. By: /s/ Andrew D. Sandifer Name: Andrew D. Sandifer Title: Director SURETY INTERNATIONAL LTD. By: /s/ Brian J. Blair Name: Brian J. Blair Title: Vice President [SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] WEIL:\96678340\8\35899.0596

FMC LUXEMBOURG HOLDINGS S.À R.L. By: /s/ Brian J. Blair Name: Brian J. Blair Title: Managing Director FMC LUXEMBOURG S.À R.L. By: /s/ Brian J. Blair Name: Brian J. Blair Title: Managing Director [SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] WEIL:\96678340\8\35899.0596

CITIBANK, N.A., as Administrative Agent, Lender, Issuing Bank and Swing Loan Lender By: /s/ Michael Vondriska Name: Michael Vondriska Title: Vice President [SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] WEIL:\96678340\8\35899.0596

BANK OF AMERICA, N.A., as Syndication Agent, Lender, Issuing Bank and Swing Loan Lender By: /s/ Brandon Weiss Name: Brandon Weiss Title: Vice President [SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] WEIL:\96678340\8\35899.0596

Sumitomo Mitsui Banking Corporation, as Lender By: /s/ James D. Weinstein Name: James D. Weinstein Title: Managing Director [SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] WEIL:\96678340\8\35899.0596

BNP PARIBAS as Lender By: /s/ Emma Petersen Name: Emma Petersen Title: Director By: /s/ Michael Pearce Name: Michael Pearce Title: Managing Director [SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] WEIL:\96678340\8\35899.0596

JPMORGAN CHASE BANK, N.A., as Lender By: /s/ James A. Knight Name: James A. Knight Title: Executive Director [SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] WEIL:\96678340\8\35899.0596

TD BANK, N.A., as Lender By: /s/ Craig Welch Name: Craig Welch Title: Senior Vice President [SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] WEIL:\96678340\8\35899.0596

CoBank, ACB, as Lender By: /s/ Robert Prickett Name: Robert Prickett Title: Vice President [SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] WEIL:\96678340\8\35899.0596

PNC BANK, NATIONAL ASSOCIATION, as Lender By: /s/ Denise DiSimone Name: Denise DiSimone Title: Senior Vice President [SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] WEIL:\96678340\8\35899.0596

U.S. Bank, National Association, as Lender By: /s/ Paul Rouse Name: Paul Rouse Title: Vice President [SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] WEIL:\96678340\8\35899.0596

The Bank of New York Mellon, as Lender By: /s/ Christopher Olsen Name: Christopher Olsen Title: Vice President [SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] WEIL:\96678340\8\35899.0596

Citizens Bank of Pennsylvania, as Lender By: /s/ William J. O’Meara Name: William J. O’Meara Title: Vice President [SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] WEIL:\96678340\8\35899.0596

COÖPERATIEVE RABOBANK, U.A., NEW YORK BRANCH, as Lender By: /s/ Jeff Bliss Name: Jeff Bliss Title: Executive Director By: /s/ Peter Glawe Name: Peter Glawe Title: Executive Director [SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] WEIL:\96678340\8\35899.0596

WELLS FARGO BANK, N.A., as Lender By: /s/ Nathan R. Rantala Name: Nathan R. Rantala Title: Managing Director [SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] WEIL:\96678340\8\35899.0596

KBC BANK N.V., NEW YORK BRANCH, as Lender By: /s/ Jana Sevcikova Name: Jana Sevcikova Title: Director By: /s/ Iryna Leff Name: Iryna Leff Title: Associate [SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] WEIL:\96678340\8\35899.0596

BRANCH BANKING AND TRUST COMPANY, as Lender By: /s/ J. Carlos Navarrete Name: J. Carlos Navarrete Title: Vice President [SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] WEIL:\96678340\8\35899.0596

MIZUHO BANK, LTD., as Lender By: /s/ Raymond Ventura Name: Raymond Ventura Title: Managing Director [SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] WEIL:\96678340\8\35899.0596

Santander Bank, N.A., as Lender By: /s/ Andres Barbosa Name: Andres Barbosa Title: Executive Director By: /s/ Carolina Gutierrez Name: Carolina Gutierrez Title: Vice President [SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] WEIL:\96678340\8\35899.0596

MUFG, Bank, Ltd f/k/a The Bank of Tokyo- Mitubishi UFJ, Ltd., as Lender By: /s/ Maria Iarriccio Name: Maria Iarriccio Title: Director [SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] WEIL:\96678340\8\35899.0596

Lloyds Bank PLC, as Lender By: /s/ Kamala Basdeo Name: Kamala Basdeo Title: Assistant Manager Transaction Execution Category A B002 By: /s/ Jennifer Larrow Name: Jennifer Larrow Title: Assistant Manager Transaction Execution Category A L003 [SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] WEIL:\96678340\8\35899.0596

BANK OF CHINA, NEW YORK BRANCH, as Lender By: /s/ Raymond Qiao Name: Raymond Qiao Title: Chief Lending Officer [SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] WEIL:\96678340\8\35899.0596

FARM CREDIT BANK OF TEXAS, as Lender By: /s/ Luis Requejo Name: Luis Requejo Title: Vice President [SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] WEIL:\96678340\8\35899.0596